UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2017

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2323 Victory Avenue, Suite 1400 Dallas, Texas	75219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 15, 2017, John A. Martin, the Chief Accounting Officer and Principal Accounting Officer of Hilltop Holdings Inc., or Hilltop, announced that he will retire effective October 31, 2017. Mr. Alan B. White, Co-Chief Executive Officer of Hilltop, announced to Hilltop that “We sincerely appreciate the significant contributions that John Martin made to Hilltop over the years, and we wish him the best in his retirement.”

Mr. Martin will be succeeded as Principal Accounting Officer, effective November 1, 2017, by Keith Bornemann, Corporate Controller. Mr. Martin and Mr. Bornemann will work closely together during the interim period in order to effectuate the transition.

Mr. Bornemann, age 45, has served as Hilltop’s Senior Vice President and Corporate Controller overseeing Corporate Accounting, Tax, Sarbanes-Oxley Controls and Compliance and SEC/Regulatory Reporting since February 2017. Mr. Bornemann previously served as Senior Vice President and Director of Accounting and Reporting from January 2016 to January 2017 and Vice President of Financial Reporting from January 2013 to January 2016, at Hilltop.  Prior to joining Hilltop in 2013, Mr. Bornemann was the Vice President and Corporate Controller at First Acceptance Corporation.

There is no arrangement or understanding between Mr. Bornemann and any other person pursuant to which he was selected to become the Principal Accounting Officer of Hilltop and there are no family relationships between Mr. Bornemann and any of Hilltop’s directors or executive officers. There are no transactions to which Hilltop is a party and in which Mr. Bornemann has a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc.,
a Maryland corporation

Date: August 15, 2017	By:	/s/ COREY PRESTIDGE
		Name:	Corey G. Prestidge
		Title:	Executive Vice President,
General Counsel & Secretary